UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) December 13, 2016

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

________________________________________________________________________

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers

On December 13, 2016, as previously released in March 2016, Panhandle Oil and Gas Inc. (the “Company” or “Panhandle”) announced Michael C. Coffman, 63, President, CEO and Director of Panhandle Oil and Gas Inc., will retire from all positions with the Company effective December 31, 2016, after 26 years of service.

Senior Vice President and COO Paul F. Blanchard, Jr., 56, will take over the position of President and CEO on January 1, 2017. In addition, Mr. Blanchard has been appointed to the Board of Directors to fill the vacancy created by Mr. Coffman’s retirement effective January 1, 2017. At the Company’s 2017 Annual Meeting, Mr. Blanchard will be recommended for election as a director.

Mr. Blanchard joined Panhandle in 2009 as Vice President and COO and was named Senior Vice-President and COO in 2010. Mr. Blanchard holds a bachelor’s of science degree in petroleum engineering from the University Of Oklahoma and has 35 years’ experience in engineering operations and executive management. Before joining the Company, he was the sole proprietor of a consulting petroleum engineering firm, and prior to that, he served from 1997 to 2007 as Vice President of the Mid-Continent Business Unit of Range Resources in Oklahoma City.

Freda R. Webb, 60, currently Reservoir Engineering Manager for Panhandle, has been elected Vice President, Operations. She will take that position on January 1, 2017.

Ms. Webb worked as a reservoir engineering consultant for the Company from 2011 to 2015. In 2015, she was appointed Reservoir Engineering Manager. Prior to Panhandle, she held various reservoir engineering, acquisitions, corporate planning and management positions for Cities Services, Occidental Petroleum and Southwestern Energy and has more than 35 years of experience. Ms. Webb is a graduate of the University of Oklahoma with a Bachelor of Science degree in Mechanical Engineering and of the University of Southern California with a Masters of Science in Petroleum Engineering.

Robb P. Winfield, 41, currently Controller and Chief Accounting Officer of Panhandle, has been elected Vice President, CFO and Controller effective January 1, 2017.

Mr. Winfield served as Controller of Panhandle from 2008 to 2009, when he was elected Controller and CAO. He was employed by Chesapeake Energy Corporation from 2004 to 2008 as Revenue Coordinator and Supervisor and worked as an auditor at Ernst and Young LLP from 1999 to 2004. Mr. Winfield is a graduate of the University of Oklahoma with a Bachelor of Business Administration in Accounting.

Lonnie J. Lowry, 64, currently Vice President, CFO and Corporate Secretary of Panhandle, will become Vice President, Corporate Secretary effective Jan. 1, 2017. Mr. Lowry has been with the Company since 2001 and has served as Vice President, CFO and Corporate Secretary since 2007.

ITEM 7.01    Regulation FD Disclosures

On December 13, 2016, the Company issued a press release announcing the Changes in Management.  The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information contained in Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit

Number Description

99.1Press Release issued by Panhandle Oil and Gas Inc., dated December 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

By:  /s/ Michael C. Coffman

       Michael C. Coffman,

       President and CEO

DATE:    December 13, 2016

EXHIBIT INDEX

Exhibit

Number Description

99.1Press Release issued by Panhandle Oil and Gas Inc., dated December 13, 2016

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